Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Department 56, Inc. (the “Company”) on Form 10-Q for the period ended October 4, 2003 as flied with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy J. Schugel, the Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 17, 2003	/s/ Timothy J. Schugel
Timothy J. Schugel
Chief Financial Officer and Executive Vice President